SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                 -----------------

                                    CLASS B

DWS Commodity Securities Fund            DWS Massachusetts Tax-Free Fund

DWS Communications Fund                  DWS RREEF Real Estate Securities Fund

DWS Core Plus Income Fund                DWS S&P 500 Index Fund

DWS Health Care Fund                     DWS S&P 500 Plus Fund

DWS Intermediate Tax/AMT Free Fund       DWS Strategic High Yield Tax-Free Fund

DWS Managed Municipal Bond Fund
--------------------------------------------------------------------------------

The following replaces the disclosure under "Policies about transactions" in the "Policies You Should Know About" section of each fund's Class B prospectus:

Initial Purchase Minimums. The minimum initial investment for Class A, B and C shares is $1,000; the minimum initial investment for IRAs is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50. There is no minimum initial investment for participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, and group retirement plans.








               Please Retain This Supplement for Future Reference


March 1, 2010                                             [DWS INVESTMENTS LOGO]
DMF-3691                                                     Deutsche Bank Group